LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                    For the three months ended March 31, 2005











                                Table of Contents

           Income Statements.................................................. 1
           Balance Sheets..................................................... 2
           First Quarter Transaction Summary.................................. 3
           Property Holdings.................................................. 4
           Properties by Location.............................................15
           Lease Rollover Schedules...........................................16
           Mortgages and Notes Payable........................................18
           Revenue by Tenant Industry.........................................22
           Revenue by MSA.....................................................23
           Other Revenue Data.................................................25

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)

                                                                             Three Months Ended
                                                                                  March 31,
                                                                           2005              2004
                                                                           ----              ----
Gross revenues:
   Rental                                                          $     37,459      $     31,311
   Advisory fees                                                            634               950
   Tenant reimbursements                                                    549             1,512
                                                                     ----------        ----------
           Total gross revenues                                          38,642            33,773


Expense applicable to revenues:
   Depreciation and amortization                                        (11,913)           (7,284)
   Property operating                                                    (2,313)           (2,287)
General and administrative                                               (4,347)           (3,475)
Non-operating income                                                        684               114
Interest and amortization expense                                       (12,671)           (9,327)
                                                                      ----------        ----------

 Income before provision for income taxes, minority interests, equity in earnings of non-consolidated entities and
     discontinued operations                                              8,082            11,514
Provision for income taxes                                                  (96)             (872)
Minority interests                                                         (881)           (1,239)
Equity in earnings of joint ventures                                      1,425             1,804
                                                                     ----------        ----------
Income from continuing operations                                         8,530            11,207
                                                                     ----------        ----------

Discontinued operations, net of minority interest:
   Income from discontinued operations                                      282               766
   Impairment charges                                                       (30)           (1,732)
   Gains on sales of properties                                             744             1,737
                                                                     ----------        ----------
   Total discontinued operations                                            996               771
                                                                     ----------        ----------
Net income                                                                9,526            11,978
Dividends attributable to preferred shares - Series B                    (1,590)           (1,590)
Dividends attributable to preferred shares - Series C                    (2,519)               --
                                                                     ----------        ----------
Net income allocable to common shareholders                        $      5,417      $     10,388
   Depreciation and amortization                                         11,789             7,752
   Minority interests - OP Units                                            857               928
   Amortization of leasing commissions                                      124               181
   Joint venture adjustment - depreciation                                3,148             1,314
   Preferred share dividend - Series C                                    2,519                --
   Gains on sales of properties                                            (744)           (1,737)
                                                                     ----------        ----------
Funds from operations(2)                                           $     23,110      $     18,826
                                                                     ==========        ==========

Rent below GAAP revenue(1)                                         $         59      $        531
                                                                     ==========        ==========
Per share/unit
   Basic net income                                                $       0.11      $       0.24
   Diluted net income                                              $       0.11      $       0.24
   Funds from operations(2)-basic                                  $       0.39      $       0.39
   Funds from operations(2)-diluted                                $       0.39      $       0.39

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                                3/31/05                12/31/04
                                                                -------                --------

Real estate, at cost                                         $     1,414,201         $     1,407,872
Accumulated depreciation                                            (190,643)               (180,610)
Investment in joint ventures                                         132,526                 132,738
Properties held for sale - discontinued operations                    17,162                  13,216
Intangible assets, net                                                54,280                  54,736
Cash and cash equivalents                                            150,551                 146,957
Deferred expenses, net                                                 8,346                   7,860
Rent receivable                                                          421                   4,123
Rent receivable - deferred                                            23,516                  23,923
Due from affiliates                                                        -                  45,800
Other assets                                                          93,983                  40,472
                                                         -------------------     -------------------
                                                             $     1,704,343         $     1,697,087
                                                         ===================     ===================

Mortgages and notes payable                                  $       758,487         $       765,144
Liabilities - discontinued operations                                    959                   1,688
Other liabilities                                                     20,000                  22,388
Prepaid rent                                                           7,702                   3,818
Minority interests                                                    55,449                  56,759
Shareholders' equity                                                 861,746                 847,290
                                                         -------------------     -------------------
                                                             $     1,704,343         $     1,697,087
                                                         ===================     ===================

Common shares                                                     49,133,925              48,621,273
Preferred shares - Series B                                        3,160,000               3,160,000
Preferred shares - Series C                                        3,100,000               2,700,000
Operating partnership units                                        5,374,499               5,408,699
                                                         -------------------     -------------------
                                                                  60,768,424              59,889,972
                                                         ===================     ===================



1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                                           LEXINGTON CORPORATE PROPERTIES TRUST
                                          2005 First Quarter Transaction Summary

Acquisitions ($000's)                                                                          Average
                                                               Property      Capitalized        Annual       Average     Lease
Tenant/Guarantor                         Location              Type             Costs          Rent net       Yield      Term
----------------                         --------              ----             -----          --------       -----      ----
Alstom Power, Inc.                       Knoxville, TN         Office       $   12,012      $   1,140          9.5%     10/14


Dispositions ($000's)

Tenant/Guarantor                         Location              Property          Net Sale            Net
----------------                         --------              Type               Price          Book Value
                                                               ----               -----          ----------

Wal-Mart, Inc.                           Gainesville, GA       Retail          $       3,089      $    2,564
Circuit City Stores, Inc.                Lynchburg, VA         Retail                    986             761
                                                                            ----------------    ------------

                                                                               $       4,075      $    3,325
                                                                            ================    ============

Lease Extensions ($000's)

Tenant/Guarantor                         Location              Property         Previous        Extended        Extension Rent
----------------                         --------              Type               Term            Term            Per Annum
                                                               ----               ----            ----            ---------
Ameritech Services, Inc.                 Columbus, OH          Industrial         05/05           05/15             $ 138
Hartford Fire Insurance Company          Southington, CT       Office             12/05           12/12             1,570
Cadbury Adams (1)                        Parsippany, NJ        Office             01/10           06/15             4,009


New Financings ($000's)

Tenant/Guarantor                         Location                Amount            Rate           Maturity Date
----------------                         --------                ------            ----           -------------
Spacelabs Medical, Inc.                  Issaquah, WA        $  32,800            5.00%               12/14
   (OSI Systems, Inc.) (2)               2 properties
Verizon Wireless (2)                     Wilmington, NC         13,000            5.19%               03/17
                                                             ----------           -----
                                                             $  45,800            5.05%
                                                             =========            =====



(1)  Lexington has a 33 1/3% interest in this property.
(2)  Lexington has a 25% interest in this property.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/05

------------------------------ ----------------------------- ------------- ------------- -------------- -------------

                                                                 YTD           YTD
                                                              Base Cash     Base GAAP                       Year
                                                               Revenue       Revenue          Square    Constructed/
Property Location                   Tenant (Guarantor)          ($000)        ($000)         Footage     Renovated
------------------------------ ----------------------------- ------------- ------------- -------------- -------------
Office
------
295 Chipeta Way                Northwest Pipeline Corp.        $   2,193     $  2,193         295,000       1982
Salt Lake City, UT

10001 Richmond Avenue          Baker Hughes, Inc.                  1,996        1,843         554,385    1976/1984
Houston, TX

3480 Stateview Blvd.           Wells Fargo Bank N.A. (13)            781          862         169,218       2004
Fort Mill, SC

33 Commercial Street           Invensys Systems, Inc. (18)           795          795         164,689       1982
Foxboro, MA                    (Siebe, Inc.)

3476 Stateview Boulevard       Wells Fargo Home                      702          755         169,083       2002
Fort Mill, SC                  Mortgage (4) (5)

9950 Mayland Drive             Circuit City Stores, Inc.             715          698         288,562       1990
Richmond, VA

1415 Wyckoff Road              New Jersey Natural Gas Co. (10)       646          646         157,511       1983
Wall Township,  NJ

2750 Monroe Boulevard          Quest Diagnostics, Inc.(2)            597          639         109,281    1985/2001
Valley Forge, PA

1301 California Circle         Artesyn North America, Inc.           724          637         100,026       1985
Milpitas, CA                   (Balfour Beatty plc)

700 Oakmont Lane               North American Van Lines, Inc.        590          629         269,715       1989
Westmont, IL                   (SIRVA, Inc.)(3)

13651 McLearen Road            Boeing North American                 666          619         159,664       1987
Herndon, VA                    Services, Inc.
                               (The Boeing Company)

2211 South 47th Street         Avnet, Inc.                           638          617         176,402       1997
Phoenix, AZ

70 Mechanic Street             Invensys Systems, Inc. (18)           704          612         251,914    1965/1988
Foxboro, MA                    (Siebe, Inc.)

5600 Broken Sound Blvd         Oce Printing Systems USA, Inc.        503          561         143,290    1983/2002
Boca Raton, FL

4200 RCA Boulevard             The Wackenhut Corp.(6)                545          542         114,518       1996
Palm Beach Gardens, FL

701 Brookfield Parkway         Verizon Wireless (7)                  491          517         192,884    2000/2001
Greenville, SC

19019 No. 59th Avenue          Honeywell, Inc.                       501          495         252,300       1985
Glendale, AZ

4201 Marsh Lane                Carlson Resturants Worldwide,         451          494         130,000       2003
Carrollton, TX                 Inc. (16)

12645 W. Airport Road          Baker Hughes, Inc.                    478          486         165,836       1997
Sugar Land, TX


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/05

-------------------------------- ------------------------- --------------- ------------- -------------- --------------
                                                                YTD            YTD
                                                             Base Cash      Base GAAP                       Year
                                                              Revenue        Revenue          Square    Constructed/
Property Location                   Tenant (Guarantor)         ($000)         ($000)         Footage      Renovated
-------------------------------- ------------------------- --------------- ------------- -------------- --------------
26210 and 26220                  Apria Healthcare Group,           422            448         100,012       2001
Enterprise Court                 Inc.
Lake Forest, CA

2210 Enterprise Drive            Washington Mutual                 437            425         177,747       1998
Florence, SC                     Home Loan, Inc.

200 Executive Blvd. S            Hartford Fire                     541            406         153,364       1983
Southington, CT                  Insurance Co.

1600 Eberhardt Road              Nextel of Texas                   346            390         108,800       2001
Temple, TX

2999 SW 6th St.                  Voice Stream PCS I LLC            334            388          77,484       2004
Redmond, OR                      (T-Mobile USA, Inc.)

9275 S.W. Peyton Lane            Hollywood Entertainment           367            383         122,853      1980/1998
Wilsonville, OR                  Corp.

160 Clairemont Avenue            Allied Holdings, Inc.             408            382         112,248       1983
Decatur, GA

27016 Media Center Drive         Playboy Enterprises, Inc.         312            314          63,049       2000
Los Angeles, CA                  Sony Electronics, Inc. (17)        64             68          20,203

26555 Northwestern Highway       Federal-Mogul                     290            355         187,163     1963/1965
Southfield, MI                   Corporation


10419 North 30th Street          Time Customer Service, Inc.       358            352         132,981       1986
Tampa, FL                        (Time, Inc.)

250 Rittenhouse Circle           Jones Apparel Group               316            346         255,019       1982
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.) (1)

400 Butler Farm Road             Nextel Communications             322            326         100,632       1999
Hampton, VA                      of the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

6455 State Hwy 303 NE            Nextel West Corporation           242            278          60,200       2001
Bremerton, WA

270 Billerica Road               Cadence Design                    254            266         100,000       1985
Chelmsford, MA                   Systems(14)

180 Rittenhouse Circle           Jones Apparel Group               229            243          96,000       1998
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.)

16275 Technology Drive           Cymer, Inc.                       214            222          65,755       1989
San Diego, CA                    (Hewlett-Packard)

2529 West Thorns Drive           Baker Hughes, Inc.                189            212          65,500     1981/1999
Houston, TX

12000 Tech Center Drive          Kelsey-Hayes Company              191            206          80,230       1988
Livonia, MI

2401 Cherahala Boulevard         Advance PCS, Inc.                 196            205          59,748       2002
Knoxville, TN


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/05

------------------------------- ------------------------ ---------------- ------------- ---------------- -------------
                                                               YTD            YTD
                                                            Base Cash      Base GAAP                         Year
                                                             Revenue        Revenue           Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
------------------------------- ------------------------ ---------------- ------------- ---------------- -------------
1275 NW 128th Street            Principal Life                   194             194          61,180         2003
Clive, IA                       Insurance
                                Company(12)

13430 N. Black Canyon Freeway   Bull HN Information              281             189         137,058      1985/1994
Phoenix, AZ                     Systems, Inc.

421 Butler Farm Road            Nextel Communications            180             180          56,515         2000
Hampton, VA                     of the Mid-Atlantic, Inc.
                                (Nextel Finance Company)

100 Barnes Road                 Minnesota Mining and             140             151          44,400      1978/1985
Wallingford, CT                 Manufacturing Company

1440 East 15th Street           Cox Communications,              107             114          28,591         1988
Tucson, AZ                      Inc.

250 Turnpike Road               Honeywell Consumer               108             108          57,698         1984
Southborough, MA                Products

1409 Centerpoint Blvd           Alstom  Power, Inc.               64              74          84,404         2001
Knoxville, TN                   (19) (20)

2300 Litton Lane                VACANT                             -               -          81,744         1987
Hebron, KY

3615 North 27th Avenue          VACANT                             -               -         179,280      1960/1979
Phoenix, AZ

1600 Viceroy Drive              VACANT                             -               -         249,452         1986
Dallas, TX

                                ------------------------ ---------------- ------------- ----------------
                                Subtotal                   $  21,822        $ 21,865       6,983,588
                                ------------------------ ---------------- ------------- ----------------

Industrial
----------
541 Perkins Jones Road          Kmart Corp.                $   2,340        $  2,233       1,700,000         1982
Warren, OH

19500 Bulverde Road             Harcourt Brace                   757             857         559,258         2001
San Antonio, TX

2425 Highway 77 North           James Hardie Building            850             850         425,816      1996/1997
Waxahachie, TX                  Products, Inc.
                                (James Hardie
                                Industries NV)

3501 West Avenue H              Michaels Stores, Inc.            809             826         762,775      1998/2002
Lancaster, CA

9110 Grogans Mill Road          Baker Hughes, Inc.               531             766         275,750         1992
Houston, TX

8305 SE 58th Avenue             Associated Grocers of            517             560         668,034         1976
Ocala, FL                       Florida, Inc.

159 Farley Drive                Harbor Freight Tools             410             480         474,473         2001
Dillon, SC                      (Central Purchasing,
                                Inc.)

6345 Brackbill Boulevard        Exel Logistics, Inc.             509             463         507,000      1985/1991
Mechanicsburg, PA               (NFC plc)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/05

------------------------------- ----------------------- ------------------ ------------ ---------------- -------------
                                                               YTD             YTD
                                                            Base Cash       Base GAAP                        Year
                                                             Revenue         Revenue          Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
------------------------------- ----------------------- ------------------ ------------ ---------------- -------------
590 Ecology Lane                Owens Corning                   405               405         193,891        2001
Chester, SC

431 Smith Lane                  Kirkland's, Inc. (11)           352               352         771,127        2004
Jackson, TN

4425 Purks Road                 Lear Technologies LLC           351               341         183,717     1989/1998
Auburn Hills, MI                (Lear Corporation)
                                (General Motors Corp.)

6 Doughten Road                 Exel Logistics, Inc.            372               337         330,000        1989
New Kingston, PA                (NFC plc)

6500 Adelaide Court             Anda Pharmaceuticals, Inc.      306               302         354,676        2002
Groveport, OH                   (Andrx Corporation)

7500 Chavenelle Road            The McGraw-Hill                 258               291         330,988        2002
Dubuque, IA                     Companies, Inc.

12025 Tech Center Drive         Kelsey-Hayes Company            262               285         100,000     1987/1988
Livonia, MI

250 Swathmore Avenue            Steelcase, Inc. (15)            256               272         244,851        2002
High Point, NC

Moody Commuter & Tech Park      TNT Logistics North             263               263         595,346        2004
Moody, AL                       America, Inc.
                                (TPG N.V.)

3102 Queen Palm Drive           Time Customer                   250               252         229,605        1986
Tampa, FL                       Service, Inc.
                                (Time, Inc.)

2280 Northeast Drive            Ryder Integrated                249               251         276,480     1996/1997
Waterloo, IA                    Logistics, Inc.
                                (Ryder Systems, Inc.)

245 Salem Church Road           Exel Logistics, Inc.            276               250         252,000        1985
Mechanicsburg, PA               (NFC plc)

200 Arrowhead Drive             Owens Corning                   257               246         400,522        1999
Hebron, OH

3600 Southgate Drive            Sygma Network, Inc.             233               233         149,500        2000
Danville, IL

46600 Port Street               Johnson Controls, Inc.          231               231         134,160        1996
Plymouth, MI

1133 Poplar Creek Road          Corporate Express Office        194               202         196,946        1998
Henderson, NC                   Products, Inc.
                                (Buhrmann, N.V.)

450 Stern Street                Johnson Controls, Inc.          175               175         111,160        1996
Oberlin, OH

222 Tappan Drive North          The Gerstenslager               168               167         296,720        1970
Mansfield, OH                   Company
                                (Worthington
                                Industries)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/05

---------------------------- --------------------------- ----------------- -------------- --------------- ------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
Property Location                Tenant (Guarantor)           ($000)          ($000)           Footage     Renovated
---------------------------- --------------------------- ----------------- -------------- --------------- ------------
34 East Main Street          Exel Logistics, Inc.                180              163         179,200         1981
New Kingston, PA

7670 Hacks Cross Road        Dana Corporation                    151              158         168,104        1989
Olive Branch, MS

191 Arrowhead Drive          Owens Corning                       151              157         250,410         2000
Hebron, OH

904 Industrial Road          Tenneco Automotive                  144              150         195,640      1968/1972
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)

109 Stevens Street           Unisource Worldwide, Inc.           143              147         168,800      1958/1969
Jacksonville, FL

128 Crews Drive              Stone Container                     135              143         185,961      1968/1998
Columbia, SC                 Corporation

1700 47th Avenue North       Owens Corning                       136              136          18,620        2003
Minneapolis, MN

7150 Exchequer Drive         Corporate Express Office             98               98          79,086        1998
Baton Rouge, LA              Products, Inc.
                             (Buhrmann, N.V.)

324 Industrial Park Road     SKF USA, Inc.                        91               91          72,868        1996
Franklin, NC

187 Spicer Drive             Dana Corporation                     86               85         148,000      1983/1985
Gordonsville, TN

300 McCormick Road           Ameritech Services, Inc. (9)         64               63          20,000        1990
Columbus, OH

3350 Miac Cove Road          Mimeo.com, Inc. (8)                  48               42         141,359        1987
Memphis, TN

1601 Pratt Avenue            Tenneco Automotive                   42               41          53,600        1979
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal                      $  13,050         $ 13,364      12,206,443
                             --------------------------- ----------------- -------------- ---------------

Retail
------

2655 Shasta Way              Fred Meyer, Inc.              $     252         $    252         178,204        1986
Klamath Falls, OR

Fort Street Mall,            Liberty House, Inc.                 241              243          85,610        1980
King Street
Honolulu, HI

150 N.E. 20th Street         Fred Meyer, Inc.                    207              207         118,179        1986
Newport, OR

6475 Dobbin Road             Offenbacher Aquatics, Inc.           41               47          17,100        1983
Columbia, MD                 Haverty Furniture                   140              158          46,724
                             Companies, Inc.

35400 Cowan Road             Sam's Real Estate                   188              188         102,826      1987/1997
Westland, MI                 Business Trust


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     3/31/05

---------------------------- --------------------------- ----------------- --------------- ------------- -------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square    Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage    Renovated
---------------------------- --------------------------- ----------------- --------------- ------------- -------------
12235 N. Cave Creek          Bally's Health & Tennis             210              178          36,556        1988
Phoenix, AZ                  Corporation

4733 Hills & Dales Road      Scandinavian Health Spa, Inc.       182              171           37,214       1987
Canton, OH                   (Bally Total Fitness Corp.)

1160 White Horse Road        Physical Fitness Centers of         205              168           31,750       1987
Voorhees, NJ                 Philadelphia,  Inc.
                             (Bally Total Fitness Corp.)

5917 S. La Grange Road       Bally Total Fitness Corp.           165              129           25,250       1987
Countryside, IL

4831 Whipple Avenue, N.W.    Best Buy Co., Inc.                  116              116           46,350       1995
Canton, OH

3711 Gateway Drive           Kohl's Dept. Stores, Inc.           117              116           76,164       1994
Eau Claire, WI

12535 S.E. 82nd Avenue       Toys "R" Us, Inc.                   108              106           42,842       1981
Clackamas, OR

399 Peach Wood Centre Drive  Best Buy Co., Inc.                   99               99           45,800       1996
Spartanburg, SC

18601 Alder Wood Mall        Toys "R" Us, Inc.                    99               98           43,105       1981
Boulevard
Lynwood, WA

6910 S. Memorial Highway     Toys "R" Us, Inc.                    91               89           43,123       1981
Tulsa, OK

24100 Laguna Hills Mall      Federated Department                169               87          160,000       1974
Laguna Hills, CA             Stores, Inc.

9580 Livingston Road         GFS Realty, Inc.                     51               68          107,337       1976
Oxon Hill, MD                (Giant Food, Inc.)

121 South Center Street      Greyhound Lines, Inc.                52               52           17,000       1968
Stockton, CA

2401 Wooton Parkway          GFS Realty, Inc.                     47               38           51,682       1977
Rockville, MD                (Giant Food, Inc.)

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal                      $   2,780         $  2,610        1,312,816
                             --------------------------- ----------------- -------------- ---------------

                             --------------------------- ----------------- -------------- ---------------
                             Grand Total                   $  37,652         $ 37,839       20,502,847
                             --------------------------- ----------------- -------------- ---------------

(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)      Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)      Expense stop on this property is $820.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. Annual net operating expense for which the Company is responsible approximates $517. There is a second tenant at this property encompassing approximately 18,000 square feet.
(7)      Expense stop on this property is $112 per annum.
(8) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
(9)      Tenant can cancel lease on 6/1/10 with 6 months notice and a payment of
         $102
(10) Tenant can cancel lease for uneconomic obsolescence on or after 12/22/05 and pay an amount as stipulated in lease.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to one year rent and operating costs.
(13)     Expense stop in this property is $948.
(14) Tenant can cancel lease on 9/30/10 with twelve months notice and a payment of $965.
(15) Tenant can cancel the lease during the last year if damage occurs and is greater than $500 or 50% of cost to replace building.
(16) Tenant can cancel lease after 12/22/13 with twelve months notice plus payment equal to one year rent plus unamortized deal costs.
(17) Tenant can cancel lease after 9/1/07 with 180 days notice and payment of 2 months rent plus unamortized tenant improvements and commissions.
(18) Tenant can cancel for uneconomic obsolescence and pay an amount as stipulated in the lease.
(19)     Expense stop on this property is $481.
(20) Tenant can cancel lease on 6/30/12 with 12 months notice and a payment of approximately $1,100.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     3/31/05

---------------------------- --------------------------- ----------------- -------------- --------------- ------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage     Renovated
---------------------------- --------------------------- ----------------- -------------- --------------- ------------
Office
------
389-399 Interpace Highway    Aventis Pharmaceuticals, Inc  $   2,156         $  2,122          340,240       2000
Morris Corporate Center IV   (Pharma Holdings GmbH)(A)
Parsippany, NJ

17 Technology Circle         Blue Cross Blue Shield            1,844            1,733          456,304     1999/2001
Columbia, SC                 of South Carolina Inc.(B)

100 Wood Hollow Drive        Greenpoint Mortgage               1,099            1,216          124,600       2001
Novato, CA                   Funding, Inc. (E)(F)

6555 Sierra Drive            True North Communications         1,078            1,062          247,254       1999
Irving, TX                   Inc.(A)

5200 Metcalf Avenue          Employers Reinsurance               989              989          320,198    1980/1990/
Overland Park, KS            Corporation(H)                                                                  2003

101 East Erie Building       Foote, Cone & Belding               959              960          203,376       1986
Chicago, IL                  (Interpublic Group of
                             Companies, Inc.) (E)
                             Higgins Development Partners(E)      27               27           19,089       1986
                             VACANT(E)                             -                -            2,100       1986

27027 Tourney Road           Specialty Laboratories,             891              891          187,262       2004
Santa Clarita, CA            Inc.(E)

15375 Memorial Drive         Vastar Resources, Inc.(A)           859              859          327,325       1985
Houston, TX

10300 Kincaid Drive          Bank One Indiana, N.A.(A)(D)        845              822          193,000       1999
Fishers, IN

10300 Town Park Drive        Veritas DGC, Inc. (E)               694              812          218,641       2000
Houston, TX

600 International Parkway    First USA Management                731              730          125,155       1997
Lake Mary, FL                Services, Inc.(A)(C)

550 International Parkway    First USA Management                705              705          125,920       1999
Lake Mary, FL                Services, Inc.(A)(C)

10940 White Rock Road        Progressive Casualty                661              701          158,582       2002
10929 Disk Drive             Insurance Company(E)
Rancho Cordova, CA

2000 Eastman Drive           Structural Dynamic                  683              697          212,836       1991
Milford, OH                  Research Corp.(A)

3701 Corporate Drive         Motorola, Inc.(A) (J)               678              678          119,829       2001
Farmington Hills, MI

1401 & 1501 Nolan            Siemens Dematic Postal              596              633          233,783       2003
Ryan Parkway                 Automation, L.P. (H)
Arlington, TX

9201 East Dry Creek Road     The Shaw Group, Inc. (E) (K)        508              627          128,500     2001/2002
Centennial, CO


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     3/31/05

---------------------------- --------------------------- ----------------- -------------- --------------- --------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP         Square         Year
                                                             Revenue          Revenue                     Constructed/
Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------- --------------------------- ----------------- -------------- --------------- --------------
1475 Dunwoody Drive          ING USA Annuity and Life            477              510          125,000      1998/1999
West Chester, PA             Insurance Company (E)

13775 McLearen Road          Equant N.V. (E) (M)                 451              503          125,293     1984/1988/
Herndon, VA                                                                                                   1992

14040 Park Center Road       NEC America, Inc.(A)                477              500          108,000        1987
Herndon, VA

70 Valley Stream Parkway     IKON Office Solutions,              481              499          106,855        1987
Malvern, PA                  Inc(E)(I)

5150 220th Avenue South      Spacelabs Medical, Inc              467              487          106,944        1992
Issaquah, WA                 (OSI Systems, Inc.)(H)

9201 Stateline               Employers Reinsurance               458              458          166,641     1963/1985/
Kansas City, MO              Corporation(H)                                                                   2003

22011 SE 51st Street         Spacelabs Medical, Inc              423              417           95,600        1987
Issaquah, WA                 (OSI Systems, Inc.)(H)

1110 Bayfield Drive          Honeywell International,            384              409          166,575      1980/2002
Colorado Springs, CO         Inc.(A)

3601 Converse Drive          Verizon Wireless(H)                 383              406          160,500        2004
Wilmington, NC

275 Technology Drive         ANSYS, Inc.(E)                      310              338          107,872        1996
Canonsburg, PA

Renner Blvd.                 Voicestream PCS II                  293              338           77,484        2004
Lenexa, KS                   Corporation
                             (T-Mobile USA, Inc.) (H)

East Goldstone Drive         T-Mobile USA, Inc. (H)              286              330           77,483        2004
Meridian, ID

4455 American Way            Bell South Mobility,                253              272           70,100        1997
Baton Rouge, LA              Inc. (E)

3711 San Gabriel             Voice Stream PCS II LLC             225              246           75,016        2004
Mission, TX                  (T-Mobile USA, Inc.) (E)


                             --------------------------- ----------------- -------------- ---------------
                             Subtotal Office               $  21,371         $ 21,977        5,313,357
                             --------------------------- ----------------- -------------- ---------------

Industrial
----------

101 Michelin Drive           TNT Logistics North                 776         $    807        1,164,000      1991/1993
Laurens, SC                  America, Inc.
                             (TPG N.V.) (A)

Philipp Parkway              L'Oreal  USA, Inc. (H)              573              630          649,250        2004
Streetsboro, OH

7111 Crabb Road              TNT Logistics North                 519              540          752,000      1978/1993
Temperance, MI               America, Inc.
                             (TPG N.V.) (A)

                                           Lexington Corporate Properties Trust
                                              Supplemental Reporting Package
                                              Joint Venture Property Holdings
                                                          3/31/05

   ------------------------- --------------------------- ----------------- -------------- --------------- --------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                        Year
                                                             Revenue          Revenue         Square       Constructed/
   Property Location         Tenant (Guarantor)               ($000)          ($000)          Footage       Renovated
   ------------------------- --------------------------- ----------------- -------------- --------------- --------------
   6050 Dana Way             Dana Corporation (E) (L)            611              535          677,400        1999
   Antioch, TN

   2400 West Haven Avenue    Michaels Stores Procurement         486              486          693,000        2004
   New Lenox, IL             Company, Inc.
                             (Michaels Stores, Inc.) (E)

   43955 Plymouth Oaks       Tower Automotive Products           471              471          290,133      1996/1998
   Boulevard                 Company (E)
   Plymouth, MI              (Tower Automotive, Inc.)

   121 Technology Drive      Heidelberg Web Systems,             339              462          500,500      1986/2003
   Durham, NH                Inc. (A) (G)

   3225 Meridian Parkway     Hagemeyer Foods, Inc. (E)           371              402          201,845        1995
   Weston, FL

   291 Park Center Drive     Kraft Foods North                   355              379          344,700        2001
   Winchester, VA            America, Inc. (A)

   1109 Commerce Boulevard   Linens-n-Things, Inc. (E)           315              313          262,644        1998
   Logan Township, NJ

   3245 Meridian Parkway     Circuit City Stores, Inc. (E)       262              292          230,600        1995
   Weston, FL

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal Industrial           $   5,078         $  5,317        5,766,072
                             --------------------------- ----------------- -------------- ---------------

   Retail
   ------
   12080 Carmel              Kmart Corporation (E) (N)     $      50         $    245          107,210        1993
   Mountain Road
   San Diego, CA

   5350 Leavitt Road         Kmart Corporation (E) (N)           110              182          193,193        1993
   Lorain, OH

   255 Northgate Drive       Kmart Corporation (E) (N)            78              129          107,489        1993
   Manteca, CA

   21082 Pioneer             Kmart Corporation (E) (N)            73              121          120,727        1993
   Plaza Drive
   Watertown, NY

   US 219                    Kmart Corporation (E) (N)            51               77           90,933        1993
   Fairlea, WV

   1150 West Carl            Kmart Corporation (E) (N)            44               72           94,970        1992
   Sandburg Drive
   Galesburg, IL

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal Retail               $     406         $    826          714,522
                             --------------------------- ----------------- -------------- ---------------

                             --------------------------- ----------------- -------------- ---------------
                             Grand Total                   $  26,855         $ 28,120       11,793,951
                             --------------------------- ----------------- -------------- ---------------

(A)      The Company has a 33?% economic interest in this property.
(B)      The Company has a 40% economic interest in this property.
(C)      Cumulative expense stop on these properties is $1,264 per annum.
(D)      Expense stop on this property is $768 per annum.
(E)      The Company has a 30% economic interest in this property.
(F)      Expense stop on this property is $945 per annum.
(G) Tenant can cancel lease anytime after 3/30/11 with 365 days notice and a payment as stipulated in the lease.
(H)      The Company has a 25% economic interest in this property.
(I) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(J) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.
(K) Tenant can cancel lease on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.
(L) Tenant can cancel lease for economic obsolescence between 11/1/08 through 10/30/18 with 120 days notice and a payment as stipulated in the lease.
(M) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.
(N) Tenant can cancel lease at any time for uneconomic obsolescence and pay an amount as stipulated in the lease.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     3/31/05

                                                                            Historical 3-Months
                                                                            Ended March 31, 2005
                                                                            --------------------
No. of                             Number of     Percent      Square       Base Rent     Percent of
Locations      Location          Properties(3)    Leased      Feet(2)     ($000's)(1)     Base Rent
------------------------------------------------------------------------------------------------------
1              Texas                   14            93%      3,636,816   $      7,014       15.0%
2              South Carolina          10           100       3,229,361          4,648       10.0
3              Ohio                    12           100       4,272,331          4,074        8.8
4              California              12           100       1,973,963          3,609        7.7
5              Florida                  9           100       2,140,748          3,101        6.6
6              Pennsylvania            10           100       2,068,227          2,845        6.1
7              Michigan                11           100       2,199,298          2,344        5.0
8              Virginia                 8           100       1,183,366          2,278        4.9
9              Utah                     1           100         295,000          2,193        4.7
10             Massachusetts            4           100         574,301          1,781        3.8
11             New Jersey               4           100         792,145          1,615        3.5
12             Arizona                  6            78         810,187          1,593        3.4
13             Illinois                 6           100       1,457,000          1,455        3.1
14             Oregon                   5           100         539,562          1,336        2.9
15             Tennessee                6            94       1,882,038            919        2.0
16             Iowa                     3           100         668,648            736        1.6
17             North Carolina           4           100         675,165            667        1.5
18             Washington               4           100         305,849            602        1.3
19             Connecticut              2           100         197,764            557        1.2
20             Georgia                  2           100         112,248            405        0.9
21             Kansas                   2           100         397,682            332        0.7
22             Colorado                 2           100         295,075            324        0.7
23             Maryland                 3           100         222,843            311        0.7
24             Indiana                  1           100         193,000            274        0.6
25             Alabama                  1           100         595,346            263        0.6
26             Hawaii                   1           100          85,610            243        0.5
27             Louisiana                2           100         149,186            180        0.4
28             Mississippi              1           100         168,104            158        0.3
29             New Hampshire            1           100         500,500            154        0.3
30             Minnesota                1           100          18,620            136        0.2
31             Wisconsin                1           100          76,164            116        0.2
32             Missouri                 1           100         166,641            114        0.2
33             Oklahoma                 1           100          43,123             88        0.2
34             Idaho                    1           100          77,483             83        0.2
35             New York                 1           100         120,727             36        0.1
36             West Virginia            1           100          90,933             23        0.1
37             Kentucky                 1             -          81,744              -        -

               ----------------- ------------ ------------ ------------ -------------- ---------------
               Total                  155          98.1%     32,296,798   $     46,607      100.0%
               ----------------- ------------ ------------ ------------ -------------- ---------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)      Includes properties owned as of March 31, 2005.
(3) Includes operating properties owned during the three months ended March 31, 2005.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                     3/31/05

                              Office                      Industrial                      Retail
----------------- ------------------------------ ------------------------------ -----------------------------
                   Cash Rental      Net Rent      Cash Rental      Net Rent      Cash Rental     Net Rent
Year               Revenue(1)         PSF         Revenue(1)         PSF         Revenue(1)         PSF
----------------- -------------- --------------- -------------- --------------- -------------- --------------
2005                 $  2,895         $ 28.94      $     840         $  2.40    $         -       $      -
2006                    2,386            8.82          6,199            5.21          1,183           9.16
2007                    4,512           15.63          9,714            5.26            820          25.82
2008                    6,248           13.57              -             -            1,788           8.30
2009                   15,233           16.34          2,207            3.49          1,943           9.46
2010                   11,388           15.48          2,436            3.61              -              -
2011                    6,129           20.78            536            4.67            826           6.99
2012                    9,386           13.25          8,988            3.93              -              -
2013                    8,219           11.31            483            6.11            226          13.24
2014                   11,557           15.32          3,522            3.65          1,137           3.74
2015                   19,715           13.47          4,232            9.12            469           6.15
2016                    4,939           17.82          3,663            6.55              -              -
2017                      694           17.99          2,754            4.32            645           8.39
2018                    3,121           13.33          2,519            3.77          1,175           2.37
2019                    3,005           16.72          5,519            3.49              -              -
2020                    2,500           17.44          5,019            8.10              -              -
2021                    4,234           26.88          2,994            4.23              -              -
2022                        -             -                -             -                -              -
2023                        -             -                -             -                -              -
2024                    1,069           19.02            568            2.73            821          17.57
2025                        -             -                -             -                -              -
2026                        -             -              427            2.56              -              -

Weighted Average                      $ 15.35                        $  4.35                      $   5.80
                                      =======                        =======                      ========




(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     3/31/05
                                    ($000's)

                                                                                 Percentage of
                                                          Total                      Total
                            Number of                   Annualized                Annualized
Year                     Leases Expiring               Base Rent (1)               Base Rent
---------------- -------------------------------- ---------------------- ----------------------------------
2005                            3                 $          2,929                    1.6%
2006                           11                           11,338                    6.1
2007                            5                           13,944                    7.6
2008                            5                            7,417                    4.0
2009                           15                           19,537                   10.6
2010                           11                           12,908                    7.0
2011                            6                            8,100                    4.4
2012                           16                           16,916                    9.2
2013                            9                            8,994                    4.9
2014                           17                           16,649                    9.0
2015                           16                           25,353                   13.7
2016                            6                            6,468                    3.5
2017                            6                            3,966                    2.1
2018                           11                            6,495                    3.5
2019                            7                            8,020                    4.3
2020                            3                            7,264                    3.9
2021                            3                            5,406                    2.9
2022                            0                                0                      -
2023                            0                                0                      -
2024                            3                            2,269                    1.3
2025                            0                                0                      -
2026                            1                              617                    0.4
                 -------------------------------- ---------------------- ----------------------------------
Total                         154                 $        184,590                  100.0%
                 ================================ ====================== ==================================



(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     3/31/05
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt            Interest                      Annual             Balloon
Property - Fixed Rate                  Balance            Rate        Maturity    Debt Service(g)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Warren, OH(c)                        $   16,412          7.000%         Oct-07        $  6,160         $     --
Bristol, PA                               9,597          7.400          Feb-08             831            9,262
Boca Raton, FL(e)                        15,275          5.250          Mar-08             802           15,275
Decatur, GA                               6,539          6.720          Jun-08             579            6,049
Phoenix, AZ                              13,823          7.890          Jun-08           1,434           12,591
Palm Beach Gardens, FL                   11,113          7.010          Jun-08             970           10,418
Dubuque, IA                               7,159          4.890          Aug-08             513            6,588
Canton, OH                                3,231          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,683          7.150          Aug-08             260            2,438
Florence, SC                              9,193          7.500          Feb-09             869            8,443
Ocala, FL                                12,521          7.250          Feb-09           1,332           10,700
Canton, OH                                1,264          9.490          Feb-09             388               --
Baton Rouge, LA                           1,809          7.375          Mar-09             208            1,478
Bristol, PA                               5,880          7.250          Apr-09             571            5,228
Livonia, MI                              10,869          7.800          Apr-09             992           10,236
Henderson, NC                             4,294          7.390          May-09             417            3,854
Westland, MI                              2,441         10.500          Sep-09             683               --
Salt Lake City, UT                       10,967          7.610          Oct-09           2,901               --
High Point, NC                            8,737          5.750          Oct-09             695            7,741
Richmond, VA                             16,275          8.100          Feb-10           1,511           15,257
Hampton, VA                               4,420          8.260          Apr-10             415            4,144
Hampton, VA                               7,207          8.270          Apr-10             677            6,758
Tampa, FL                                 8,228          6.930          Aug-10             674            7,603
Tampa, FL                                 5,951          6.880          Aug-10             485            5,495
Herndon, VA                              18,592          8.180          Dec-10           1,723           17,301
San Diego, CA                             4,131          7.500          Jan-11             411            3,420
Tucson, AZ                                2,392          7.500          Jan-11             226            2,076
Columbia, SC                              3,346          7.540          Jan-11             317            2,905
Valley Forge, PA                         12,775          7.120          Feb-11           1,166           10,927
Glendale, AZ                             14,581          7.400          Apr-11           1,258           13,365
Auburn Hills, MI                          7,026          7.010          Jun-11             637            5,918
Plymouth, MI                              4,672          7.960          Jul-11             463            3,949
Newport, OR                               6,863          5.030          Aug-11             470            5,980
Greenville, SC                           13,622          4.415          Jan-12             841           11,806
New Kingston, PA                          7,129          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,262          7.780          Jan-12             500            4,503
New Kingston, PA                          3,397          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,704          7.260          Feb-12             901            9,708
Groveport, OH                             7,718          6.030          Oct-12             563            6,860
San Antonio, TX                          29,908          6.080          Oct-12           2,260           26,025
Dallas, TX                               20,798          7.490          Dec-12           2,020           16,030
Fort Mill, SC                            11,344          6.000          Jan-13             839            9,904
Foxboro, MA(c)                           19,099          6.000          Jan-13           2,762               --
Waterloo, IA                              6,456          5.610          Feb-13             672            3,505
Lancaster, CA (first)                    10,422          7.020          Sep-13             900            8,637
Lancaster, CA (second)                    8,764          5.920          Sep-13             642            7,518
Knoxville, TN                             5,215          5.950          Sep-13             381            4,496
Foxboro, MA(c)                           23,438          6.000          Jan-14           2,639               --
Moody, AL                                 7,567          4.978          Jan-14             493            6,350
Mechanicsburg, PA                        13,613          5.730          Mar-14           1,045           10,538
Redmond, OR                               9,985          5.616          Apr-14             697            8,484
Fort Mill, SC(f)                         20,300          5.373          May-14           1,106           18,311
Eau Claire, WI                            2,042          8.000          Jul-14             313               --
Jackson, TN                              10,320          5.930          Jul-14             743            8,820
Carrollton, TX                           14,488          5.530          Jan-15             993           12,022
Southfield, MI                           11,182          4.550          Feb-15           1,058            4,454
Franklin, NC                              1,818          8.500          Apr-15             271               --
Houston, TX(c)                           27,292          6.250          Sep-15           2,050            6,985
Houston, TX(c)                            7,652          6.250          Sep-15             658            2,222


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     3/31/05
                                    ($000's)

     --------------------------------- ------------------- ------------ -------------- ---------------- -------------------
                                                                                           Current
                                                                                          Estimated
                                              Debt         Interest                        Annual            Balloon
     Property                               Balance          Rate         Maturity     Debt Service(g)       Payment
     --------------------------------- ------------------- ------------ -------------- ---------------- -------------------
     Sugar Land, TX(c)                        17,652           6.250        Sep-15            1,606            6,286
     Houston, TX(c)                           66,233           6.250        Sep-15            6,470           18,318
     Southborough, MA                          1,982           7.500        Sep-15              275               --
     Danville, IL                              6,496           9.000        Jan-16              692            4,578
     Temple, TX                                9,078           6.090        Jan-16              668            7,446
     Bremerton, WA                             6,710           6.090        Apr-16              494            5,465
     Dillon, SC                               11,710           7.900        Dec-16            1,263            5,273
     Westmont, IL                             15,797           6.210        Mar-18            1,292            9,662
     Wall Township, NJ(c)                     29,828           6.250        Jan-21            2,013               --
                                          ----------           -----                   ------------     ------------
                                          $  745,287           6.590%                      $ 72,472        $ 471,548
                                       -------------           ------                  ------------     ------------

     Property-Variable Rate
     ----------------------
     Milpitas, CA (a) (b)                 $   13,200           6.090%      July-05         $    676        $  12,732
                                       -------------           -----                   ------------     ------------

     Corporate
     Credit Facility (d)                          --              --%      Aug-06                --               --
                                       -------------           -----                   ------------     ------------

     Total                             $     758,487           6.581%                  $      73,148    $    484,280
                                       =============           =====                   =============    ============


_______________________
(a) Floating rate debt, 30 day LIBOR plus 350 bps; in April 05 Company exercised option to extend maturity to 7/1/06 with spread of 400 bps.
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c)      Debt balances based upon imputed interest rates.
(d)      Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.
(e)      Interest only through maturity.
(f) Interest only through 10/1/07. Commencing 11/1/07 annual debt service of $1,364 is due.
(g)      Remaining payments for debt with less than 12 months to maturity.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     3/31/05
                                     (000's)

-----------------------------------------------------------------------------------------------------------------------------------

                                                       LXP                                         Current
                                      Debt        Proportionate     Interest                   Estimated Annual           Balloon
Joint Venture Property               Balance          Share           Rate         Maturity      Debt Service             Payment
-----------------------------------------------------------------------------------------------------------------------------------
Columbia, SC(1)                     $  24,058   $     9,623          7.850          Oct-09        $   2,196              $   22,586
Houston, TX(2)                         20,700         6,900          7.580          Oct-09            2,032                  18,229
Santa Clarita, CA(3)                   28,200         8,460          4.750          Oct-09            1,340                  28,200
Fishers, IN(2)                         14,726         4,909          8.190          Apr-10            1,499                  12,960
Watertown, NY(3),(5)                    2,688           806          6.000          Jul-10              596                      --
San Diego, CA(3),(5)                    1,821           546          6.000          Jul-10              404                      --
Lorain, OH(3),(5)                       4,046         1,214          6.000          Jul-10              898                      --
Galesburg, IL(3),(5)                    1,604           481          6.000          Jul-10              356                      --
Fairlea, WV(3),(5)                      1,888           566          6.000          Jul-10              419                      --
Manteca, CA(3),(5)                      2,858           857          6.000          Jul-10              634                      --
Herndon, VA(2)                         11,312         3,770          7.600          Sep-10            1,107                   9,769
Lake Mary, FL(2)                       13,058         4,353          7.880          Oct-10            1,181                  12,118
Lake Mary, FL(2)                       13,019         4,340          7.880          Oct-10            1,178                  12,082
Irving, TX(2)                          26,243         8,748          8.160          Oct-10            2,432                  24,454
Parsippany, NJ(2)                      40,422        13,474          7.350          Mar-11            3,472                  37,047
Novato, CA(3)                          22,477         6,743          5.750          Jul-11            1,600                  20,307
Winchester, VA(2)                      10,632         3,544          7.330          Aug-11              908                   9,675
Antioch, TN(3)                         14,604         4,381          7.940          Oct-11            1,580                  11,177
Milford, OH(2)                         16,637         5,545          8.170          Feb-12            1,751                  12,686
Temperance, MI(2)                      11,562         3,854          6.000          Sep-12              936                   9,400
Laurens, SC(2)                         17,247         5,748          6.000          Sep-12            1,396                  14,022
Farmington Hills, MI(2)                20,888         6,962          5.420          Sep-12            1,500                  17,724
Baton Rouge, LA(3)                      6,872         2,062          4.900          Oct-12              443                   5,943
Plymouth, MI(3)                        12,476         3,743          6.220          Dec-12            1,026                  10,026
Colorado Springs, CO(2)                11,695         3,898          6.250          Dec-12              887                  10,272
Centennial, CO(3)                      15,686         4,706          6.150          Feb-13            1,177                  13,555
Malvern, PA(3)                         13,187         3,956          5.530          Jan-14              916                  11,236
Arlington, TX(4)                       21,711         5,428          5.810          Feb-14            1,551                  18,588
New Lenox, IL(3)                       17,400         5,220          5.510          Feb-14              972                  17,400
Logan Township, NJ(3)                   7,690         2,307          4.760          Apr-14              371                   6,784
Rancho Cordova, CA(3)                  18,801         5,640          6.000         Sept-14            1,457                  14,646
Weston, FL(3)                          10,811         3,243          5.420          Nov-14              733                   9,066
Canonsburg, PA(3)                       9,095         2,729          5.377          Dec-14              489                   9,095
Issaquah, WA(4)                        32,800         8,200          5.001          Dec-14            1,663                  30,388
Chicago, IL(3)                         29,900         8,970          5.105          Jan-15            1,548                  29,900
Herndon, VA(3)                         12,343         3,703          5.920          Apr-15              888                  10,359
Mission, TX(3)                          6,491         1,947          5.780          Jun-15              462                   5,371
Houston, TX(3)                         23,910         7,173          5.410          Oct-15            1,311                  21,846
Wilmington, NC(4)                      13,000         3,250          5.190          Mar-17              684                  11,580
Weston, FL(3)                           7,467         2,240          5.520          Nov-17              512                   5,758
Watertown, NY(3),(5)                      989           297          6.000          Jul-18               72                      --
San Diego, CA(3),(5)                      671           201          6.000          Jul-18               49                      --
Lorain, OH(3),(5)                       1,489           447          6.000          Jul-18              108                      --
Galesburg, IL(3),(5)                      590           177          6.000          Jul-18               43                      --
Fairlea, WV(3),(5)                        695           209          6.000          Jul-18               51                      --
Manteca, CA(3),(5)                      1,052           316          6.000          Jul-18               77                      --
Overland Park, KS(4)                   37,620         9,405          5.830          May-19            2,224                  31,819
Kansas City, MO(4)                     17,950         4,488          5.830          May-19            1,061                  15,182
West Chester, PA(3)                    11,006         3,302          6.750          Jul-19            1,204                      --
Meridian, ID(4)                        10,381         2,595          6.010          Aug-19              753                   7,658
Streetsboro, OH(4)                     20,200         5,050          5.285         Sept-19            1,082                  16,338
Lenexa, KS(4)                          10,430         2,608          6.270          Dec-19              774                   7,755
Durham, NH(2)                          19,182         6,394          6.730          Mar-21            1,312                      --
                                 ------------   -----------     ----------                        ---------          --------------
                                    $ 724,280   $   219,728          6.255%                       $  55,315              $  593,001
                                 ============   ===========     ===========                       =========          ==============

1 The Company has a 40% economic interest in this property.
2 The Company has a 33 1/3% economic interest in this property. 3 The Company has a 30% economic interest in this property.
4 The Company has a 25% economic interest in this property.
5. Debt balances based upon imputed rates.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     3/31/05
                                    ($000's)

                                        Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(1)            Average Interest Rate
                               ------------                --------               ---------------------
2005 - remaining                $    17,215                $ 12,732(3)                        6.09%
2006                                 25,694                          -                           -
2007                                 31,105                          -                           -
2008                                 25,266                     65,557                        6.60
2009                                 25,989                     47,680                        7.18
                         ------------------         ------------------         -------------------
                                $   125,269                $   125,969                        6.77%
                         ==================         ==================         ====================


                           Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(2)            Average Interest Rate
                               ------------                --------               ---------------------
2005 - remaining                $     2,416               $         -                            -%
2006                                  3,228                         -                            -
2007                                  3,487                         -                            -
2008                                  3,749                         -                            -
2009                                  4,215                    23,571                         6.67%
                         ------------------         -----------------          --------------------
                                $    17,095               $    23,571                         6.67%
                         ==================         =================          ====================


(1)      Properties encompassing totals are detailed on pages 18 and 19.
(2)      Properties encompassing totals are detailed on page 20.
(3) Subsequent to March 31, 2005 the maturity date of the loan was extended to July 2006.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     3/31/05



----------------------------------------------- --------------------------------
                                                Percentage of Historical
Tenant Industry                                      3 Month Base Rent (1)
----------------------------------------------- --------------------------------
Energy                                                         14.5%
Finance/Insurance                                              11.2
Technology                                                      9.7
Transportation/Logistics                                        6.8
Telecommunications                                              6.8
Retail-Department/ Discount Store                               6.7
Media/Advertising                                               5.3
Retail-Specialty                                                5.0
Automotive                                                      5.0
Healthcare                                                      4.9
Construction Materials                                          4.8
Food                                                            4.5
Consumer Products                                               3.0
Aerospace/Defense                                               2.9
Printing/Production                                             2.2
Retail-Electronics                                              2.2
Health/Fitness                                                  1.4
Apparel                                                         1.3
Security                                                        1.2
Paper/Containers/Packaging                                      0.6
                                                              -----
                                                              100.0%
                                                              ======


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     3/31/05

                                                                   Percent of
                                                                 Base Rent for 3
                                                                  Months Ended
                                                                     3/31/05
     1  Houston-TX                                                    8.2%
     2  Youngstown-Warren-OH                                          4.8%
     3  Salt Lake City-UT                                             4.7%
     4  Detroit-MI                                                    4.6%
     5  Los Angeles-Orange County-CA                                  4.3%
     6  Boston-MA                                                     4.1%
     7  Dallas-Fort Worth-TX                                          4.0%
     8  Philadelphia-PA                                               3.8%
     9  Charlotte-NC                                                  3.5%
    10  Phoenix-AZ                                                    3.2%
    11  New York-NY                                                   2.9%
    12  Washington-Baltimore-DC-MD                                    2.7%
    13  Harrisburg-PA                                                 2.6%
    14  Chicago-IL                                                    2.6%
    15  West Palm Beach-Boca Raton-FL                                 2.4%
    16  San Francisco-CA                                              2.1%
    17  Columbia-SC                                                   1.9%
    18  San Antonio-TX                                                1.8%
    19  Columbus-OH                                                   1.6%
    20  Richmond-VA                                                   1.5%
    21  Greenville-Spartanburg-SC                                     1.3%
    22  Tampa-FL                                                      1.3%
    23  Seattle-WA                                                    1.3%
    24  Ocala-FL                                                      1.2%
    25  Norfolk-VA                                                    1.1%
    26  Dillon, SC                                                    1.0%
    27  Orlando-FL                                                    1.0%
    28  Kansas City-MO-KS                                             0.9%
    29  Florence-SC                                                   0.9%
    30  Cleveland-OH                                                  0.9%
    31  Hartford-CT                                                   0.9%
    32  Atlanta-GA                                                    0.9%
    33  Chester, SC                                                   0.9%
    34  Killeen-Temple-TX                                             0.8%
    35  Redmond, OR                                                   0.8%
    36  Portland-OR                                                   0.8%
    37  Jackson-TN                                                    0.8%
    38  Dubuque-IA                                                    0.6%
    39  Canton-Massillon-OH                                           0.6%
    40  Knoxville-TN                                                  0.6%
    41  Indianapolis-IN                                               0.6%
    42  Greensboro-NC                                                 0.6%
    43  Laurens, SC                                                   0.6%
    44  Birmingham-AL                                                 0.6%
    45  San Diego-CA                                                  0.6%
    46  Klamath Falls, OR                                             0.5%
    47  Waterloo-IA                                                   0.5%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     3/31/05

                                                                   Percent of
                                                                 Base Rent for 3
                                                                  Months Ended
                                                                     3/31/05
    48  Honolulu-HI                                                   0.5%
    49  Danville, IL                                                  0.5%
    50  Cincinnati-OH                                                 0.5%
    51  Sacramento-CA                                                 0.5%
    52  Miami-Fort Lauderdale-FL                                      0.5%
    53  Newport, OR                                                   0.4%
    54  Henderson, NC                                                 0.4%
    55  Memphis-TN                                                    0.4%
    56  Des Moines-IA                                                 0.4%
    57  Kalamazoo-Battle Creek-MI                                     0.4%
    58  Denver-CO                                                     0.4%
    59  Baton Rouge-LA                                                0.4%
    60  Mansfield-OH                                                  0.4%
    61  Nashville-TN                                                  0.3%
    62  New Haven-CT                                                  0.3%
    63  Jacksonville-FL                                               0.3%
    64  Colorado Springs-CO                                           0.3%
    65  Minneapolis-St. Paul-MN                                       0.3%
    66  Winchester, VA                                                0.3%
    67  Stockton-CA                                                   0.3%
    68  Wilmington-NC                                                 0.3%
    69  Eau Claire-WI                                                 0.3%
    70  Tucson-AZ                                                     0.2%
    71  Clackamas, OR                                                 0.2%
    72  Pittsburgh-PA                                                 0.2%
    73  Franklin, NC                                                  0.2%
    74  Tulsa-OK                                                      0.2%
    75  Gordonsville, TN                                              0.2%
    76  Boise City-ID                                                 0.2%
    77  McAllen-TX                                                    0.2%
    78  Watertown, NY                                                 0.1%
    79  Lewisburg, WV                                                 0.0%
    80  Galesburg, IL                                                 0.0%
    81  Lynchburg-VA                                                  0.0%
------- ---------------------------------------------------- -------------------
        Totals                                                      100.00%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     3/31/05

                                                      Historical 3-Month Base Rent
Revenue by Property Type                                       ($000's)(A)                     Percentage
---------------------------------------------------- -------------------------------- ------------------------------
Office                                                      $     28,715                            61.6%
Industrial                                                        15,001                            32.2
Retail                                                             2,891                             6.2
                                                              ----------                         -------
                                                            $     46,607                           100.0%
                                                              ==========                         =======

Revenue by Credit Rating(C)
---------------------------
Investment Grade                                            $     22,529                            48.4%
Non-Investment Grade                                               9,237                            19.8
Unrated                                                           14,841                            31.8
                                                            ------------                         -------
                                                            $     46,607                           100.0%
                                                            ============                         =======


                                                                                                            Percentage of
                                                                                                           Base Rent for 3
                                                        Number of                                               Months
Top 15 Tenants/Guarantors                             Properties(B)   Property Type                        Ended 3/31/05(A)
---------------------------------------------------- ---------------- ---------------------------------- --------------------
Baker Hughes, Inc.                                          4         Office (3)/Industrial (1)                 7.1%
Kmart Corporation                                           7         Industrial(1)/Retail (6)                  5.3
Northwest Pipeline Corp.                                    1         Office                                    4.7
Wells Fargo Home Mortgage, Inc.                             2         Office                                    3.5
Invensys Systems, Inc. (Siebe, Inc.)                        2         Office                                    3.0
Exel Logistics, Inc.(NFC plc)                               4         Industrial                                2.6
Nextel Finance Company                                      4         Office                                    2.5
Michaels Stores, Inc.                                       2         Industrial                                2.1
Owens Corning                                               4         Industrial                                2.0
Harcourt Brace                                              1         Industrial                                1.8
James Hardie Building Products, Inc.                        1         Industrial                                1.8
(James Hardie Industries N.V.)
Circuit City Stores, Inc.                                   2         Office(1)/Industrial (1)                  1.7
Honeywell, Inc.                                             3         Office                                    1.6
Blue Cross Blue Shield of South Carolina, Inc.              1         Office                                    1.6
TNT Logistics North America, Inc. (TPG N.V)                 3         Industrial                                1.5
                                                            -                                                   ---
                                                           41                                                  42.8%
                                                           ==                                                  =====



(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)      As of March 31, 2005.
(C)      As of April 25, 2005